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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 28, 2007
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   000-30229               04-3387074
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

   7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS              01886
       (Address of Principal Executive Offices)               (Zip Code)

                                 (978) 614-8100
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 28, 2007, Sonus Networks, Inc. (the "Registrant") issued a press release reporting certain financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)     Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1 Press release of Sonus Networks, Inc. dated February 28, 2007 reporting certain financial results for the quarter and year ended December 31, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 28, 2007                             SONUS NETWORKS, INC.


                                                    By: /s/ Ellen Richstone
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                                                        Ellen Richstone
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

99.1 PRESS RELEASE OF SONUS NETWORKS, INC. DATED FEBRUARY 28, 2007 REPORTING CERTAIN FINANCIAL RESULTS FOR THE QUARTER AND YEAR ENDED
       DECEMBER 31, 2006.

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